UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒
Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II
VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND
VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND
VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II
VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND
VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND
VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND
VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
101 Munson Street
Greenfield, MA 01301-9668

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To be held on July 12, 2022
Notice is hereby given to the shareholders of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus AllianzGI Convertible & Income Fund (“NCV”), Virtus AllianzGI Convertible & Income Fund II (“NCZ”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), each a Massachusetts business trust (each, a “Fund” and together, the “Funds”), that the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) will be held on July 12, 2022 at 3:30 p.m. Eastern Time. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, the Annual Meeting will be held in a virtual meeting format only and will be conducted exclusively by webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card. You will not be able to attend the meeting physically. The Annual Meeting is being held for the following purposes:
1.
To elect trustees of each Fund, as follows:

a.
Elect George R. Aylward as a Class III trustee of AIO, by the AIO shareholders (“Proposal 1a”);

b.
Elect Sarah E. Cogan as a Class III trustee of AIO, by the AIO shareholders (“Proposal 1b”);

c.
Elect Deborah A. DeCotis as a Class III trustee of AIO, by the AIO shareholders (“Proposal 1c”);

d.
Elect Brian T. Zino as a Class I trustee of AIO, by the AIO shareholders (“Proposal 1d”);

e.
Elect William B. Ogden, IV as a Class I trustee of NCV, by the NCV shareholders (“Proposal 1e”);

f.
Elect Philip R. McLoughlin as a Class I trustee of NCV, by the NCV shareholders of preferred shares (“Proposal 1f”);

g.
Elect Alan Rappaport as a Class I trustee of NCV, by the NCV shareholders (“Proposal 1g”);

h.
Elect Brian T. Zino as a Class III trustee of NCV, by the NCV shareholders (“Proposal 1h”);

i.
Elect Sarah E. Cogan as a Class I trustee of NCZ, by the NCZ shareholders of preferred shares (“Proposal 1i”);

j.
Elect William B. Ogden, IV as a Class I trustee of NCZ, by the NCZ shareholders (“Proposal 1j”);

k.
Elect Alan Rappaport as a Class I trustee of NCZ, by the NCZ shareholders (“Proposal 1k”);

l.
Elect Brian T. Zino as a Class I trustee of NCZ, by the NCZ shareholders (“Proposal 1l”);

m.
Elect F. Ford Drummond as a Class II trustee of CBH, by the CBH shareholders (“Proposal 1m”);

n.
Elect James S. MacLeod as a Class II trustee of CBH, by the CBH shareholders (“Proposal 1n”);

o.
Elect Philip R. McLoughlin as a Class I trustee of CBH, by the CBH shareholders (“Proposal 1o”);

p.
Elect Brian T. Zino as a Class I trustee of CBH, by the CBH shareholders (“Proposal 1p”);

q.
Elect William B. Ogden, IV as a Class I trustee of ACV, by the ACV shareholders (“Proposal 1q”);

r.
Elect Alan Rappaport as a Class I trustee of ACV, by the ACV shareholders (“Proposal 1r”);

s.
Elect R. Keith Walton as a Class II trustee of ACV, by the ACV shareholders (“Proposal 1s”);

t.
Elect Brian T. Zino as a Class I trustee of ACV, by the ACV shareholders of preferred shares (“Proposal 1t”);

u.
Elect George R. Aylward as a Class III trustee of NIE, by the NIE shareholders (“Proposal 1u”);

v.
Elect Sarah E. Cogan as a Class III trustee of NIE, by the NIE shareholders (“Proposal 1v”);

w.
Elect Deborah A. DeCotis as a Class III trustee of NIE, by the NIE shareholders (“Proposal 1w”);

x.
Elect Brian T. Zino as a Class I trustee of NIE, by the NIE shareholders (“Proposal 1x”);

y.
Elect George R. Aylward as a Class II trustee of NFJ, by the NFJ shareholders (“Proposal 1y”);

z.
Elect Deborah A. DeCotis as a Class II trustee of NFJ, by the NFJ shareholders (“Proposal 1z”);

aa.
Elect R. Philip R. McLoughlin as a Class II trustee of NFJ, by the NFJ shareholders (“Proposal 1aa”);

bb.
Elect Brian T. Zino as a Class I trustee of NFJ, by the NFJ shareholders (“Proposal 1bb”);

2.
To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof, by the AIO, NCV, NCZ, CBH, ACV, NIE and/or NFJ shareholders.

THE BOARD OF TRUSTEES (THE “BOARD”) OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ELECTING EACH TRUSTEE NOMINEE.
The Board has fixed the close of business on May 23, 2022, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided, or vote via the Internet or telephone, so you will be represented at the Annual Meeting.
As described in greater detail in the enclosed proxy statement, the Funds have announced that Allianz Global Investors U.S. LLC, the current subadviser for each Fund, will no longer serve as the subadviser to the Funds after a transition period. You are not currently being asked to vote on any matters related to this transition. However, the Funds may hold an additional, special meeting of shareholders later in 2022 to consider such matters. The exact timing of any such meeting has not yet been determined. If the Funds hold a special meeting of shareholders, shareholders will receive notice and proxy materials in advance.
By order of the Board,
Jennifer S. Fromm
Secretary
Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund
Virtus AllianzGI Convertible & Income Fund
Virtus AllianzGI Convertible & Income Fund II
Virtus AllianzGI Convertible & Income
2024 Target Term Fund
Virtus AllianzGI Diversified Income &
Convertible Fund
Virtus AllianzGI Equity & Convertible
Income Fund
Virtus Dividend, Interest & Premium
Strategy Fund
May 31, 2022

IMPORTANT:

Shareholders are cordially invited to attend the Annual Meeting (virtually). In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, even if you plan to attend the Annual Meeting (virtually). Please refer to the website and telephone number indicated on your proxy card for instructions on how to cast your vote. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote by mail, please complete, sign, date, and mail the enclosed proxy card. No postage is required if you use the accompanying envelope to mail the proxy card in the United States. The proxy is revocable and will not affect your right to vote in person (virtually) if you attend the Annual Meeting and elect to vote in person (virtually).

Instructions for signing proxy cards
The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds of validating your vote if you fail to sign your proxy card(s) properly.
1.
Individual accounts:   Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint accounts:   Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All other accounts:   The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

	Registrations	Valid Signature
Corporate Accounts	(1) ABC Corp	(1) ABC Corp
	(2) ABC Corp	(2) John Doe, Treasurer
	(3) ABC Corp. c/o John Doe, Treasurer	(3) John Doe
	(4) ABC Corp. Profit Sharing Plan	(4) John Doe, Trustee
Partnership Accounts	(1) The XYZ partnership	(1) Jane B. Smith, Partner
	(2) Smith and Jones, limited partnership	(2) Jane B. Smith, General Partner
Trust Accounts	(1) ABC Trust	(1) John Doe, Trustee
	(2) Jane B. Doe, Trustee u/t/d 12/28/78	(2) Jane B. Doe
Custodial or Estate Accounts	(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	(1) John B. Smith
	(2) Estate of John B. Smith	(2) John B. Smith, Jr., Executor

Instruction/Q&A Section
Q:
How can I attend the Annual Meeting?

A:
The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Fund as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MWAVQWH. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.
The online meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined in this proxy statement.
Q:
How do I register to attend the Annual Meeting virtually on the Internet?

A:
If you are a registered shareholder, you do not need to register to attend the Annual Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on July 7, 2022.
You will receive a confirmation of your registration by email after we receive your legal proxy.
Requests for registration should be directed to us by emailing an image of your legal proxy, to shareholdermeetings@computershare.com.

Q:
What if I have trouble accessing the Annual Meeting virtually?

A:
The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416 or 1-781-575-2748.

PROXY STATEMENT
FOR
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
JULY 12, 2022

This Proxy Statement is furnished in connection with the solicitation by each Board of Trustees (the “Board”, or the “Trustees”) of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus AllianzGI Convertible & Income Fund (“NCV”), Virtus AllianzGI Convertible & Income Fund II (“NCZ”), Virtus AllianzGI Convertible & Income 2024 Target Term Fund (“CBH”), Virtus AllianzGI Diversified Income & Convertible Fund (“ACV”), Virtus AllianzGI Equity & Convertible Income Fund (“NIE”) and Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), each a Massachusetts business trust (each, a “Fund” and together, the “Funds”), of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds (the “Annual Meeting”) on July 12, 2022 at 3:30 p.m. Eastern Time. In light of public health concerns regarding the coronavirus pandemic, the Annual Meeting will be held in a virtual meeting format only and will be conducted exclusively by webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card. You will not be able to attend the meeting physically.
This document gives you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders (“Notice of Annual Meeting”). This Proxy Statement, the Notice of Annual Meeting, and the proxy card are first being mailed to shareholders on or about June 7, 2022.
Summary of Proposals to be Voted Upon
Proposal		Shareholders Entitled to Vote
1a	Elect George R. Aylward as a Class III trustee of AIO	AIO shareholders
1b	Elect Sarah E. Cogan as a Class III trustee of AIO	AIO shareholders
1c	Elect Deborah A. DeCotis as a Class III trustee of AIO	AIO shareholders
1d	Elect Brian T. Zino as a Class I trustee of AIO	AIO shareholders
1e	Elect William B. Ogden, IV as a Class I trustee of NCV	NCV shareholders
1f	Elect Philip R. McLoughlin as a Class I trustee of NCV	NCV shareholders of preferred shares
1g	Elect Alan Rappaport as a Class I trustee of NCV	NCV shareholders

Proposal		Shareholders Entitled to Vote
1h	Elect Brian T. Zino as a Class III trustee of NCV	NCV shareholders
1i	Elect Sarah E. Cogan as a Class I trustee of NCZ	NCZ shareholders of preferred shares
1j	Elect William B. Ogden, IV as a Class I trustee of NCZ	NCZ shareholders
1k	Elect Alan Rappaport as a Class I trustee of NCZ	NCZ shareholders
1l	Elect Brian T. Zino as a Class I trustee of NCZ	NCZ shareholders
1m	Elect F. Ford Drummond as a Class II trustee of CBH	CBH shareholders
1n	Elect James S. MacLeod as a Class II trustee of CBH	CBH shareholders
1o	Elect Philip R. McLoughlin as a Class I trustee of CBH	CBH shareholders
1p	Elect Brian T. Zino as a Class I trustee of CBH	CBH shareholders
1q	Elect William B. Ogden, IV as a Class I trustee of ACV	ACV shareholders
1r	Elect Alan Rappaport as a Class I trustee of ACV	ACV shareholders
1s	Elect R. Keith Walton as a Class II trustee of ACV	ACV shareholders
1t	Elect Brian T. Zino as a Class I trustee of ACV	ACV shareholders of preferred shares
1u	Elect George R. Aylward as a Class III trustee of NIE	NIE shareholders
1v	Elect Sarah E. Cogan as a Class III trustee of NIE	NIE shareholders
1w	Elect Deborah A. DeCotis as a Class III trustee of NIE	NIE shareholders
1x	Elect Brian T. Zino as a Class I trustee of NIE	NIE shareholders
1y	Elect George R. Aylward as a Class II trustee of NFJ	NFJ shareholders
1z	Elect Deborah A. DeCotis as a Class II trustee of NFJ	NFJ shareholders
1aa	Elect Philip R. McLoughlin as a Class II trustee of NFJ	NFJ shareholders
1bb	Elect Brian T. Zino as a Class I trustee of NFJ	NFJ shareholders
2	Transact such additional business as properly comes before the Meeting	AIO, NCV, NCZ, CBH, ACV, NIE and/or NFJ shareholders
The Annual Meeting is scheduled as a joint meeting of the respective shareholders of the Funds, which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares of NCV, NCZ and ACV (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”), because all seven such funds are in the same family of funds and the shareholders of each such fund are expected to consider and vote on similar matters. Shareholders of each such fund will vote separately on each of the proposals relating to their respective fund, and an unfavorable vote on a proposal by the shareholders of one such fund will not affect the implementation by any other such fund of such proposal if the shareholders of such other fund approve the proposal. The Board has determined that the use of a joint proxy statement for the Annual Meeting is in the best interest of the shareholders of each Fund.
All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each respective Fund’s shares of common stock (the “Common Shares”) and preferred stock (the “Preferred Shares” and, together with the Common Shares, the “Shares”) of beneficial interest will be voted “FOR” Proposals 1a through 1bb, as appropriate. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by voting in person (virtually), or by written notice to the Secretary of the Funds (addressed in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668). However, virtual attendance at the Annual Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on July 7, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
The online meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
The record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof has been fixed at the close of business on May 23, 2022 (the “Record Date”), and each shareholder of record at that time is entitled to cast one vote for each Share (subject to the below paragraph) (or fractional vote for each fractional Share) registered in his or her name, with no cumulative voting rights in the election of Trustees, except as otherwise described in the following paragraph.
At the Annual Meeting, the election of certain Trustees (the “Preferred Shares Trustees”) of NCV, NCZ and ACV will be voted on exclusively by the applicable Fund’s Preferred Shareholders. For NCV and NCZ, with regard to any matter where holders of Preferred Shares are entitled to vote as a class separate from holders of Common Shares, including the election of Preferred Shares Trustees, each Preferred Share will entitle its holder to one vote for every $25.00 in liquidation preference represented by such Preferred Share (and any fraction of $25.00 shall be entitled to a proportionate fractional vote). For ACV, Preferred Shares will entitle their holders to one vote per share in the election of the Preferred Shares Trustees. On each other proposal to be brought before the Annual Meeting (including the election of the nominees other than the Preferred Shares Trustees by all Shareholders), the Preferred Shareholders of each of NCV, NCZ and ACV will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As of the Record Date, NCV and NCZ each had outstanding series of auction rate preferred shares (“Auction Rate Preferred Shares”) with liquidation preference of $25,000 per share and cumulative preferred shares (“Cumulative Preferred Shares”) with liquidation preference of $25.00 per share.
The following table sets forth the number of Common Shares and Preferred Shares issued and outstanding of each Fund as of the close of business on the Record Date.
	Outstanding Common Shares	Outstanding Preferred Shares
AIO	34,340,972	N/A
NCV	90,373,569	4,008,931(1)
NCZ	76,115,749	4,366,501(2)
CBH	18,263,597	N/A
ACV	10,362,954	1,200,000
NIE	27,708,965	N/A
NFJ	94,801,581	N/A

(1)
Includes 8,931 Auction Rate Preferred Shares (entitled to 8,931,000 votes in the election of Preferred Shares Trustees) and 4,000,000 Cumulative Preferred Shares (entitled to 4,000,000 votes in the election of Preferred Shares Trustees).

(2)
Includes 6,501 Auction Rate Preferred Shares (entitled to 6,501,000 votes in the election of Preferred Shares Trustees) and 4,360,000 Cumulative Preferred Shares (entitled to 4,360,000 votes in the election of Preferred Shares Trustees).

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.
Subadviser Transition
On May 18, 2022, the Funds announced that Allianz Global Investors U.S. LLC (“AllianzGI US”), the current subadviser to each Fund, will no longer serve as the subadviser to the Funds after a transition period for the reasons set forth below. The Board of each Fund is considering and will continue to consider possible options and alternatives, including a potential proposal to Fund Shareholders to approve a new subadviser. Please note that Shareholders are not currently being asked to vote on any matters related to this transition. However, the Funds may hold an additional, special meeting of Shareholders later in 2022 to consider such matters. The exact timing of any such meeting has not yet been determined. If the Funds hold a special meeting of Shareholders, Shareholders will receive notice and proxy materials in advance.
On May 17, 2022, AllianzGI US resolved certain government charges about matters unrelated to the Funds with the U.S. Securities and Exchange Commission (the “SEC”) and Department of Justice. As a result of the settlement, AllianzGI US is not permitted to serve as adviser or sub-adviser to U.S. registered open-end and closed-end funds, including the Funds. The SEC has granted AllianzGI US a waiver pursuant to which it may continue to subadvise registered closed-end funds, including Funds, for up to a four-month period that ends on September 17, 2022, absent any extension provided by the SEC. Concurrently, AllianzGI US announced its intention to enter into an agreement with Voya Investment Management (“Voya”) to transfer the investment teams who currently manage the Funds to Voya. Any such transition for a Fund will require both Board and Shareholder approval for that Fund. Under the terms of its settlement, AllianzGI US will bear all expenses associated with a transition of the Funds necessitated by the settlement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON
JULY 12, 2022:
The Proxy Statement for the Annual Meeting is also available at https://www.proxy-direct.com/vir-32775. Each Fund will furnish, without charge, a copy of its respective annual report for the fiscal year ended January 31, 2022, to any Fund shareholder upon request. To request a copy, please call 1-866-270-7788 or write to the Funds’ Secretary in care of the Fund(s), at 101 Munson Street, Greenfield, MA 01301-9668.
1. ELECTION OF TRUSTEES
Background
The Board is responsible for the general oversight of each Fund’s operations. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day affairs. Among other things, the Board generally oversees the management of the Fund and reviews and approves the Fund’s advisory and subadvisory contracts and other principal contracts. Trustees of each Fund are divided into three classes, and are elected to serve three-year staggered terms. Each year, the term of office of one class expires.
Effect of the Approval of Proposals 1a Through 1bb
If each of Proposals 1a through 1bb is approved, the respective nominee would be elected as a Trustee effective as of the Annual Meeting. Each would continue to serve on the Board as the respective Class I, Class II or Class III Trustee, as applicable, for an additional term of one to three years, depending upon the expiration date of the term of the respective class, and until his or her successor has been duly elected and qualified.
Election of AIO Trustees (Proposals 1a Through 1d)
At the meeting, holders of AIO Common Shares are entitled to elect one trustee for a term ending in 2023 and three trustees for a term ending in 2025, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of AIO Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of NCV Trustees (Proposals 1e Through 1h)
At the meeting, holders of NCV Common and Preferred Shares, voting as a single class, are entitled to elect one trustee for a term ending in 2024 and two trustees for a term ending in 2025, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. The holders of NCV Preferred Shares, voting as a separate class with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference, are entitled to elect one additional trustee for a term ending in 2025 to serve until the annual meeting of shareholders in that year and until his or her respective successor is duly elected and qualified. A plurality of votes cast at the meeting by the holders of NCV Common and Preferred Shares is necessary to elect those trustees, provided a quorum is present.
Election of NCZ Trustees (Proposals 1i Through 1l)
At the meeting, holders of NCZ Common and Preferred Shares, voting as a single class, are entitled to elect three trustees for a term ending in 2025, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. The holders of NCZ Preferred Shares, voting as a separate class with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference, are entitled to elect one additional trustee for a term ending in 2025 to serve until the annual meeting of shareholders in that year and until his or her respective successor is duly elected and qualified. A plurality of votes cast at the meeting by the holders of NCZ Common and Preferred Shares is necessary to elect those trustees, provided a quorum is present.
Election of CBH Trustees (Proposals 1m Through 1p)
At the meeting, holders of CBH Common Shares are entitled to elect two trustees for a term ending in 2024 and two trustees for a term ending in 2025, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of CBH Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of ACV Trustees (Proposals 1q Through 1t)
At the meeting, holders of ACV Common and Preferred Shares, voting as a single class, are entitled to elect one trustee for a term ending in 2023 and two trustees for a term ending in 2025, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. The holders of ACV Preferred Shares, voting as a separate class, are entitled to elect one additional trustee for a term ending in 2025 to serve until the annual meeting of shareholders in that year and until his or her respective successor is duly elected and qualified. A plurality of votes cast at the meeting by the holders of ACV Common and Preferred Shares is necessary to elect those trustees, provided a quorum is present.

Election of NIE Trustees (Proposals 1u Through 1x)
At the meeting, holders of NIE Common Shares are entitled to elect one trustee for a term ending in 2023 and three trustees for a term ending in 2025, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of NIE Common Shares is necessary to elect those trustees, provided a quorum is present.
Election of NFJ Trustees (Proposals 1y Through 1bb)
At the meeting, holders of NFJ Common Shares are entitled to elect one trustee for a term ending in 2024 and three trustees for a term ending in 2025, in each case to serve until the annual meeting of shareholders in that year and until their respective successors are duly elected and qualified. A plurality of votes cast at the meeting by the holders of NFJ Common Shares is necessary to elect those trustees, provided a quorum is present.
ADDITIONAL INFORMATION ABOUT PROPOSALS 1a THROUGH 1bb
The holders of each of NCV’s, NCZ’s and ACV’s Preferred Shares will have the right to vote exclusively as a separate class with respect to Proposals 1f, 1i, and 1t, as applicable, with holders of each Preferred Share entitled to one vote per $25.00 of liquidation preference represented by such Preferred Share. The holders of each of NCV’s, NCZ’s and ACV’s Preferred Shares will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class with respect to Proposals 1e, 1g, 1h, 1j through 1l and 1q through 1s, as applicable. The holders of each of AIO’s, CBH’s, NIE’s, and NFJ’s Shares will have equal voting rights (i.e., one vote per Share) and will vote together as a single class with respect to Proposals 1a through 1d, 1m through 1p and 1u through 1bb, as applicable.
Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the Trustee Nominee described in Proposals 1a through 1bb.
Background and additional information concerning the current Trustees and the Nominees is set forth in the tables that follow. The “Interested” Trustee is indicated by an asterisk (*). Independent Trustees are those who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) of (i) the applicable Fund, (ii) the Funds’ investment adviser (Virtus Investment Advisers, Inc., the “Adviser”) or applicable subadvisers (AllianzGI US and NFJ Investment Group, LLC (“NFJ Group”) and each a “Subadviser”), or (iii) a principal underwriter of any Fund, and who satisfy the requirements contained in the definition of “independent” as defined in the 1940 Act (the “Independent Trustees”).

INFORMATION ABOUT THE NOMINEES, CONTINUING TRUSTEES,
AND ADVISORY BOARD MEMBER
Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Independent Trustees
Cogan, Sarah E. YOB: 1956 Portfolios Overseen: 110
Class III Trustee of AIO since 2019, nominee for term expiring 2025
Class II Trustee of NCV since 2019, term expires at the 2023 Annual Meeting
Class I Trustee of NCZ since 2019, nominee for term expiring 2025(4)
Class III Trustee of CBH since 2019, term expires at the 2023 Annual Meeting
Class III Trustee of ACV since 2019, term expires at the 2024 Annual Meeting
Class III Trustee of NIE since 2019, nominee for term expiring 2025
Class III Trustee of NFJ since 2019, term expires at the 2023 Annual Meeting
		Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm)(since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2019), PIMCO Closed-End Funds(5) (29 portfolios); Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2019), Virtus AllianzGI Closed-End Funds (7 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
DeCotis, Deborah A. YOB: 1952 Portfolios Overseen: 110
Class III Trustee of AIO since 2019, nominee for term expiring 2025
Class III Trustee of NCV since 2011, term expires at the 2024 Annual Meeting
Class II Trustee of NCZ since 2011, term expires at the 2023 Annual Meeting
Class III Trustee of CBH since 2017, term expires at the 2023 Annual Meeting
Class III Trustee of ACV since 2015, term expires at the 2024 Annual Meeting
Class III Trustee of NIE since 2011, nominee for term expiring 2025
Class II Trustee of NFJ since 2011, nominee for term expiring 2025
		Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); Trustee, Stanford University (2010 to 2015); Principal, LaLoop LLC, a retail accessories company (1999 to 2014); Director, Helena Rubenstein Foundation (1997 to 2010); and Director, Armor Holdings (2002 to 2010).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2011), PIMCO Closed-End Funds(5) (29 portfolios); Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Diversified Income & Convertible Fund;

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (11 portfolios); and Trustee (since 2011), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund.
Drummond, F. Ford YOB: 1962 Portfolios Overseen: 110
Class II Trustee of AIO since 2019, term expires at the 2024 Annual Meeting
Class III Trustee of NCV since 2015, term expires at the 2024 Annual Meeting
Class III Trustee of NCZ since 2015, term expires at the 2024 Annual Meeting
Class II Trustee of CBH since 2017, nominee for term expiring 2025
Class II Trustee of ACV since 2015, term expires at the 2023 Annual Meeting
Class II Trustee of NIE since 2015, term expires at the 2024 Annual Meeting
		Owner/Operator (since 1998), Drummond Ranch; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly, Chairman, Oklahoma Nature Conservancy (2019 to 2020); formerly Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (since 2021), Virtus Alternative Solutions Trust (2 portfolios), Virtus Mutual Fund Family (61 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
	Class III Trustee of NFJ since 2015, term expires at the 2023 Annual Meeting	Plans (benefits administration).	2021), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus AllianzGI Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus AllianzGI Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (11 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
MacLeod, James S. YOB: 1947 Portfolios Overseen: 7	Class II Trustee of AIO since 2019, term expires at the 2024 Annual Meeting Class III Trustee of NCV since 2015, term expires at the 2024 Annual Meeting Class III Trustee of NCZ	Chief Executive Officer (2010 to 2018), CoastalSouth Bancshares; President and Chief Operating Officer (2007 to 2018), Coastal States	Trustee since 2015, Virtus AllianzGI Closed-End Funds (7 portfolios); Non-Executive Chairman (since 2018), CoastalSouth Bancshares, Inc.; Director (since 2004) and Chairman (since 2018), Coastal States Bank; Chairman and

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years

since 2015, term expires at the 2024 Annual Meeting
Class II Trustee of CBH since 2017, nominee for term expiring 2025
Class II Trustee of ACV since 2015, term expires at the 2023 Annual Meeting
Class II Trustee of NIE since 2015, term expires at the 2024 Annual Meeting
Class I Trustee of NFJ since 2015, term expires at the 2024 Annual Meeting
		Bank; Managing Director and President (2007 to 2018), Homeowners Mortgage, a President (2007 to 2018), Homeowners Mortgage a subsidiary of Coastal States Bank.	Director (since 2018), Coastal States Mortgage, Inc.; Director (since 2016) and Vice Chairman (since 2019), MUSC Foundation; Chairman of the Board of Trustees (since 2019), University of Tampa; and Director (2005 to 2021) and Non-Executive Chairman (2016 to 2021), Sykes Enterprises, Inc.
McLoughlin, Philip R. YOB: 1946 Portfolios Overseen: 113
Class II Trustee of AIO since 2021, term expires at the 2024 Annual Meeting
Class I Trustee of NCV since 2022, nominee for term expiring 2025(4)
Class I Trustee of NCZ since 2021, term expires at the 2022 Annual Meeting
Class I Trustee of CBH since 2022, nominee for term expiring 2024
Class III Trustee of ACV since 2021, term expires at the 2024 Annual Meeting
Class II Trustee of NIE since 2021, term expires at the 2024 Annual
		Private investor since 2010.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2021), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
	Meeting Class II Trustee of NFJ since 2021, nominee for term expiring 2025		AllianzGI Diversified Income & Convertible Fund, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Convertible & Income 2024 Target Term Fund and Virtus AllianzGI Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
(closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (61 portfolios).
Ogden, IV, William B. YOB: 1945 Portfolios Overseen: 7
Class I Trustee of AIO since 2019, term expires at the 2023 Annual Meeting
Class I Trustee of NCV since 2006, nominee for term expiring 2025
Class I Trustee of NCZ since 2006, nominee for term expiring 2025
Class I Trustee of CBH since 2017, term expires at the 2024 Annual Meeting
Class I Trustee of ACV since 2015, nominee for term expiring 2025
Class I Trustee of NIE since 2007, term expires at the 2023 Annual Meeting
Class I Trustee of NFJ since 2006, term expires at the 2024 Annual Meeting
		Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	Trustee (since 2006), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee, PIMCO Closed-End Funds(5) (29 portfolios).
Rappaport, Alan YOB: 1953 Portfolios Overseen: 7	Class I Trustee of AIO since 2019, term expires at the 2023 Annual Meeting Class I Trustee of NCV since 2010, nominee for term expiring 2025	Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Adjunct Professor, New York University	Trustee (since 2010), Virtus AllianzGI Closed-End Funds (7 portfolios); and Trustee, PIMCO Closed-End Funds(5) (29 portfolios).

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years

Class I Trustee of NCZ since 2010, nominee for term expiring 2025
Class I Trustee of CBH since 2017, term expires at the 2024 Annual Meeting
Class I Trustee of ACV since 2015, nominee for term expiring 2025
Class I Trustee of NIE since 2010, term expires at the 2023 Annual Meeting
Class III Trustee of NFJ since 2010, term expires at the 2023 Annual Meeting
Stern School of Business (2011 to 2020); Lecturer, Stanford University Graduate School of Business (2013 to 2020); Advisory Director (formerly, Vice Chairman), Roundtable Investment Partners (2009 to 2018); Member of Board of Overseers, NYU Langone Medical Center (2015 to 2016); Trustee, American Museum of Natural History (2005 to 2015); Trustee, NYU Langone Medical Center (2007 to 2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).
Walton, R. Keith YOB: 1964 Portfolios Overseen: 110	Class II Trustee of ACV since 2022, nominee for term expiring 2023 Advisory Board Member of AIO, NCV, NCZ, CBH, NIE and NFJ since 2022	Venture and Operating Partner (since 2020), Plexo Capital, LLC; Venture Partner (since 2019) and	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years

Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; Vice President, Strategy
(2013 to 2017), Arizona State University.
(since 2022), Virtus AllianzGI Diversified Income & Convertible Fund; Advisory Board Member (since 2022), Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, Virtus AllianzGI Convertible & Income 2024 Target Term Fund, Virtus AllianzGI Convertible & Income Fund, Virtus AllianzGI Convertible & Income Fund II, Virtus AllianzGI Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Portfolios Overseen: 110
Class I Trustee of AIO since 2022, nominee for term expiring 2023
Class III Trustee of NCV since 2022, nominee for term expiring 2024
Class I Trustee of NCZ since 2022, nominee for term expiring 2025
Class I Trustee of CBH since 2022, nominee for term expiring 2024
Class I Trustee of ACV since 2022, nominee for term expiring 2025(4)
Class I Trustee of NIE since 2022, nominee for term expiring 2023
Class I Trustee of NFJ since 2022, nominee for term expiring 2024
		Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2009) including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (2 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (61

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
Interested Trustee
Aylward, George R.* YOB: 1964 Portfolios Overseen: 115
Class III Trustee of AIO since 2021, nominee for term expiring 2025
Class II Trustee of NCV since 2021, term expires at the 2023 Annual Meeting
Class II Trustee of NCZ since 2021, term expires at the 2023 Annual Meeting
Class III Trustee of CBH since 2021, term expires at the 2023 Annual
		Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005).	Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years

Meeting
Class II Trustee of ACV since 2021, term expires at the 2023 Annual Meeting
Class III Trustee of NIE since 2021, nominee for term expiring 2025
Class II Trustee of NFJ since 2021, nominee for term expiring 2025
Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (11 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus AllianzGI Closed-End Funds (7 portfolios); Chairman and Trustee (since 2015), Virtus ETF Trust II (5 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (2 portfolios); Director (since 2013), Virtus Global Funds, PLC (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (61 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and

Name, Year of Birth and Number of Portfolios in Funds Complex Overseen by Trustee(1)(2)	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past Five Years	Other Directorships/ Trusteeships Held by Trustee During the Past Five Years
Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
Advisory Board Member(6)
Walton, R. Keith YOB: 1964 Portfolios Overseen: 110	Advisory Board Member of AIO, NCV, NCZ, CBH, NIE and NFJ since 2022	See above.	See above.

*
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser and NFJ Group, and various positions with its affiliates.

(1)
The business address of each current Trustee and Advisory Board Member is c/o the Fund, 101 Munson Street, Suite 104, Greenfield, MA 01301.

(2)
The “Virtus Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Adviser or an affiliate of the Adviser, including NFJ Group, serves as investment adviser.

(3)
Each Trustee currently serves a one to three-year term concurrent with the class of Trustees for which he or she serves.

(4)
Trustee election to be voted on exclusively by the Fund’s Preferred Shareholders.

(5)
The PIMCO Closed-End Funds, which are not part of the Virtus Fund Complex, are as follows: PIMCO Access Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund III; PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund III; PIMCO Energy and Tactical Credit Opportunities Fund; PCM Fund, Inc.;

PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Strategic Income Fund, Inc.; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; and PIMCO Flexible Municipal Income Fund.
(6)
The Advisory Board Member is not a voting member of the Fund’s Board of Trustees and he provides advice to the Board, as requested. Mr. Walton was appointed as an Advisory Board Member of AIO, CBH, NCV, NCZ, NIE and NFJ effective January 1, 2022.

Trustee and Trustee Nominee Qualifications
The Board has determined that each Trustee and Trustee Nominee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) availability and commitment to attend meetings and perform the responsibilities of a Trustee, (ii) personal and professional background, (iii) educational background, (iv) financial expertise, (v) ability, judgment, personal attributes and expertise, and (vi) familiarity with the Fund or its service providers. In respect of each Trustee and Trustee Nominee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund.
Following is a summary of various qualifications, experiences and skills of each Trustee and Trustee Nominee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of a Trustee and Trustee Nominee do not constitute the holding out of any Trustee or Trustee Nominee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.
George R. Aylward.   In addition to his positions with each Fund, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, NFJ Group, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Sarah E. Cogan.   Ms. Cogan has substantial legal background and experience in the investment management industry. She was a partner at Simpson Thacher & Bartlett LLP, a large international law firm, in the corporate department for over 25 years and former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the former Independent Trustees of the Funds and the series of the Trusts now known as Virtus Investment Trust and Virtus Strategy Trust and as counsel to other independent trustees, investment companies and asset management firms. Ms. Cogan is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Deborah A. DeCotis.   Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and/or experience in oversight of investment management functions through her experience as a trustee of Stanford University and Smith College and as a director of Armor Holdings and the Helena Rubinstein Foundation, Stanford Graduate School of Business. Ms. DeCotis is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
F. Ford Drummond.   Mr. Drummond has substantial legal background and experience in the oversight and management of regulated companies through his work as General Counsel of BMI Health Plans, a benefits administrator. He has substantial board experience in the banking sector as a director of BancFirst Corporation, Oklahoma’s largest state chartered bank, and as a former director of The Cleveland Bank. Mr. Drummond also is a past chairman and member of the Oklahoma Water Resources Board, which provides tax exempt financing for water infrastructure projects in the state. Mr. Drummond is also a trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
James S. MacLeod.   Mr. MacLeod has substantial business and finance experience, including in the banking sector. He has experience as an officer and a board member of public and private companies. He is the Executive Chairman of Coastal Bancshares and Chairman of the Board of Coastal States Bank. He was also on the Board of Sykes Enterprises, Inc. from 2005 to 2021. He also has experience in the non-profit sector overseeing the endowment of the University of Tampa while serving as Vice Chairman of the Board and as a member of the Executive Committee.

Philip R. McLoughlin.   Mr. McLoughlin has an extensive legal, financial and asset management background. In 1971, he joined Phoenix Investment Partners, Ltd. (then, Phoenix Equity Planning Corp.), the predecessor of Virtus Investment Partners, Inc., as Assistant Counsel with responsibility for various compliance and legal functions. During his tenure, Mr. McLoughlin assumed responsibility for most functions in the firm’s advisory, broker-dealer and fund management operations, and eventually ascended to the role of President. Mr. McLoughlin then served as General Counsel, and later Chief Investment Officer, of Phoenix Mutual Life Insurance Company, the parent company of Phoenix Investment Partners. Among other functions, he served as the senior management liaison to the boards of directors of the insurance company’s mutual funds and closed-end funds, and had direct oversight responsibility for the funds’ portfolio managers. In 1994, Mr. McLoughlin was named Chief Executive Officer of Phoenix Investment Partners, and continued in that position, as well as Chief Investment Officer of Phoenix Mutual Life Insurance Company, until his retirement in 2002. He is also a director/ trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
William B. Ogden, IV.   Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.
Alan Rappaport.   Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the private banking division of Bank of America and as Vice Chairman of U.S. Trust. He is currently Advisory Director of an investment banking firm.
R. Keith Walton.   Mr. Walton’s business and legal background, and his extensive service with other boards, provide valuable insight to the Board and its committees regarding corporate governance and best practices. He is an honors graduate of Yale College and the Harvard Law School. Mr. Walton was a Director of Systematica Investments Limited Funds (2006 to 2019) and a Director of BlueCrest Capital Management Funds (2006 to 2017). He is also the founding Principal and Chief Administrative Officer at Global Infrastructure Partners (since 2006) and served as the Managing Director at Lafayette Square Holding Company LLC (2020 to 2021. Mr. Walton is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Brian T. Zino.   Mr. Zino, currently retired, was employed by J. & W. Seligman and Co. Inc., a privately held New York City investment firm managing Closed End Investment Companies, a family of mutual funds, institutional accounts and operating a trust company (1982 to 2009). For the last 15 of those years, he served as president and CEO of Seligman. His extensive mutual fund, financial and business background and years of service as a director of a large non-affiliated family of both open- and closed-end funds bring valuable skills and business judgment to the Board and its committees. Mr. Zino is also a certified public accountant and has an extensive background in accounting matters relating to investment companies. He also served as a Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002) on the board of the ICI Mutual Insurance Company and as a Member of the Board of Governors of ICI (1998 to 2008). Mr. Zino is also a director/trustee of several open-end and closed-end funds managed by the Adviser and its affiliates.
Required Vote
The election of four Trustee Nominees to the Board of AIO requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of three Trustee Nominees to the Board of NCV requires a plurality of the votes cast on the matter by the Common Shareholders and Preferred Shareholders (voting together as a single class) of that Fund at the Annual Meeting, provided a quorum is present. The election of one Trustee Nominee (Philip R. McLoughlin) to the Board of NCV requires a plurality of the votes cast on the matter by the Preferred Shareholders of that Fund at the Annual Meeting with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share, provided a quorum is present.
The election of three Trustee Nominees to the Board of NCZ requires a plurality of the votes cast on the matter by the Common Shareholders and Preferred Shareholders (voting together as a single class) of that Fund at the Annual Meeting, provided a quorum is present. The election of one Trustee Nominee (Sarah E. Cogan) to the Board of NCZ requires a plurality of the votes cast on the matter by the Preferred Shareholders of that Fund at the Annual Meeting with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share, provided a quorum is present.
The election of four Trustee Nominees to the Board of CBH requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of three Trustee Nominees to the Board of ACV requires a plurality of the votes cast on the matter by the Common Shareholders and Preferred Shareholders (voting together as a single class) of that Fund at the

Annual Meeting, provided a quorum is present. The election of one Trustee Nominee (Brian T. Zino) to the Board of ACV requires a plurality of the votes cast on the matter by the Preferred Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of NIE requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
The election of four Trustee Nominees to the Board of NFJ requires a plurality of the votes cast on the matter by the Common Shareholders of that Fund at the Annual Meeting, provided a quorum is present.
Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Trustee Nominees are running unopposed, all four Trustee Nominees of each Fund are expected to be elected as Trustees, as all Trustee Nominees who receive votes in favor will be elected if a quorum is present, while votes not cast or votes to withhold will have no effect on the election outcome.
THE FUNDS’ BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR”
THE ELECTION OF EACH TRUSTEE NOMINEE IN
PROPOSALS 1a THROUGH 1bb.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation.

ADDITIONAL INFORMATION ABOUT TRUSTEES AND OFFICERS
Leadership Structure of the Board of Trustees
The primary responsibility of each Board is to represent the interests of the Funds and to provide general oversight of the management of each Fund. The Funds’ day-to-day operations are managed by the Adviser, the Subadvisers, and other service providers who have been approved by the Board. Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
In addition to five regularly scheduled meetings per year, each Board expects to hold special meetings in person, via videoconference or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, each Board has established standing committees to assist it in performing its oversight responsibilities, and each such committee has a chairperson. Each Board may also designate working groups or ad hoc committees as it deems appropriate.
The Trustees of the Funds believe that an effective board should have perspectives informed by a range of viewpoints, skills, expertise, experiences and backgrounds. The Trustees endorse a diverse, inclusive and equitable environment for the Board where all members are respected, valued and engaged. As a result, when identifying and recruiting new Trustees and considering Board composition, committee composition and leadership roles, the Governance and Nominating Committee shall consider, among other attributes, diversity of race, ethnicity, color, religion, national origin, age, gender, disability, sexuality, culture, thought and geography, as well as numerous other dimensions of human diversity.
Mr. Rappaport serves as Chairman of each Board. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Funds’ service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Charter and/or Bylaws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight.
Each Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, each Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in each Board’s view, crucial elements in its decision-making process. In addition, each Board believes that Mr. Aylward, who is currently the President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Funds, provides each Board with the Adviser’s perspective in managing and sponsoring other Virtus registered funds as well as the perspective of other service providers to the Funds. The leadership structure of each Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.
Board’s Role in Risk Oversight
As a registered investment company, each Fund is subject to a variety of risks, including investment risks, financial risks, valuation risks, operational risks, compliance risks, and legal and regulatory risks. As part of its overall activities, each Board oversees the management of each Fund’s risk management structure by the Fund’s Adviser, Subadvisers, administrator, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties. Each Board then considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each Board and its committees, and within the context of any ad hoc communications with the Funds’ service providers and officers. The Funds’ Adviser, Subadvisers, administrator, officers and/or legal counsel prepare regular reports to each Fund’s Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
Each Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and representatives of the Subadvisers meet with each Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks.

Each Board receives regular written reports from the Funds’ Chief Financial Officer (“CFO”) that enable the Board to oversee the fair valuation of securities in each Fund’s portfolio; and Board members have the ability to discuss with the CFO the reasons for the fair valuation and the methodology used to arrive at the fair value. The Board and/or the Audit Oversight Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audit of the Funds’ year-end financial statements.
Each Board also receives regular compliance reports prepared by the compliance staff of the Adviser and the Subadvisers, and meets regularly with the Funds’ Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser, provide the Board with reports on their examinations of functions and processes within the Adviser and the Subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Funds and approves such procedures as appropriate for certain of the Funds’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In connection with its annual review of each Fund’s advisory, subadvisory and administration agreements, the Board reviews information provided by the Adviser, the Subadvisers and administrator relating to their operational capabilities, financial conditions and resources, among other matters. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
Each Board recognizes that it is not possible to eliminate all of the risks applicable to a Fund. The Board periodically reviews the effectiveness of its oversight of the Fund and any other funds overseen by the Board, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Committees of the Board
Each Board has established a number of standing committees to oversee particular aspects of each Fund’s management. As of the date of this proxy statement, these are:
Audit Oversight Committee.   Each Board has adopted a written charter for each Fund’s audit committee (the “Audit Oversight Committee”). The Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and approves non-audit services to be performed by the independent registered public accounting firm for certain affiliates, including the Adviser and entities in a control relationship with the Adviser that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm. The Audit Oversight Committee is currently composed entirely of Independent Trustees, who are also considered “independent” for purposes of the listing standards of the New York Stock Exchange (the “NYSE”). The Audit Oversight Committee’s current members are Sarah E. Cogan; Deborah A. DeCotis; F. Ford Drummond; James S. MacLeod; Philip R. McLoughlin; William B. Ogden, IV; Alan Rappaport; R. Keith Walton (ACV only); and Brian T. Zino, Chairperson. Mr. Walton also is an Advisory Member of the Audit Oversight Committee for AIO, NCV, NCZ, CBH, NIE and NFJ. Each Board has determined that Mr. Zino possesses the technical attributes to qualify as an “audit committee financial expert,” and has designated him as an Audit Oversight Committee financial expert for each Fund.
In accordance with proxy rules promulgated by the SEC, the Fund’s Audit Oversight Committee charter is being filed as an exhibit to this Proxy Statement, and is available at: https://www.virtus.com/assets/files/491/audit-oversight-committee-charter-aio_cbh_ncv_ncz_acv_nie_nfj.pdf.
Governance and Nominating Committee.   Each Board has adopted a written charter for each Fund’s governance and nominating committee (the “Governance and Nominating Committee”). The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to each Board with respect to such candidates. The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific minimum qualifications that must be met by an individual to be considered by the Governance and Nominating Committee for nomination as a Trustee. The Governance and Nominating Committee considers all relevant qualifications of candidates for trusteeship, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience, (iii) educational background; (iv) ability, judgment and expertise; and (v) overall diversity of the Board’s composition.. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The Governance and Nominating Committee considers the qualifications of candidates for trusteeship in this context. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Funds’ current Trustees, the Funds’ officers, the Adviser, Shareholders of any Fund and any other source the Governance and Nominating Committee deems appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Funds’ expense to identify potential candidates.
Each Board has adopted a policy for consideration of Trustee nominations recommended by shareholders. The Governance and Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Funds,” which are set forth as Appendix A to each Fund’s Governance and Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or Shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to the Governance and Nominating Committee Charter, available at: https://www.virtus.com/assets/files/48y/virtus-allianzgi-cef-gov-nom-charter.pdf.
Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements. The Governance and Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of any Fund.
The Governance and Nominating Committee is currently composed entirely of Independent Trustees; its current members are Sarah E. Cogan; Deborah A. DeCotis; F. Ford Drummond; James S. MacLeod; Philip R.

McLoughlin; William B. Ogden, IV; Alan Rappaport, Chairperson; R. Keith Walton (ACV only); and Brian T. Zino. Mr. Walton also is an Advisory Member of the Governance and Nominating Committee for AIO, NCV, NCZ, CBH, NIE and NFJ.
Compliance and Risk Oversight Committee.   Each Board has adopted a written charter for each Fund’s compliance committee (the “Compliance and Risk Oversight Committee”). The Compliance and Risk Oversight Committee’s responsibilities include providing oversight with respect to regulatory and fiduciary compliance matters involving each Fund, reviewing and making recommendations regarding compliance policies and procedures, receiving reports from the CCO as to the results of internal audit functions, advising each Fund’s Board on matters relating to the CCO and serving as principal liaison between each Fund’s Board and compliance officers. The Compliance and Risk Oversight Committee’s current members are: George R. Aylward; Sarah E. Cogan; Deborah A. DeCotis; F. Ford Drummond, Chairperson; James S. MacLeod; Philip R. McLoughlin; William B. Ogden, IV; Alan Rappaport; R. Keith Walton (ACV only); and Brian T. Zino. Mr. Walton also is an Advisory Member of the Compliance and Risk Oversight Committee for AIO, NCV, NCZ, CBH, NIE and NFJ.
Contracts Committee.   Each Board has adopted a written charter for each Fund’s contracts committee (the “Contracts Committee”). The Contracts Committee is responsible for reviewing and considering the periodic renewal of the Funds’ investment advisory and administration. The Contracts Committee is currently composed entirely of Independent Trustees; its current members are Sarah E. Cogan, Chairperson; Deborah A. DeCotis; F. Ford Drummond; James S. MacLeod; Philip R. McLoughlin; William B. Ogden, IV; Alan Rappaport; R. Keith Walton (ACV only); and Brian T. Zino. Mr. Walton also is an Advisory Member of the Contracts Committee for AIO, NCV, NCZ, CBH, NIE and NFJ.
Performance Committee.   Each Board has adopted a written charter for each Fund’s performance committee (the “Performance Committee”). The Performance Committee is responsible for reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Adviser. The Performance Committee’s current members are: George R. Aylward; Sarah E. Cogan; Deborah A. DeCotis; F. Ford Drummond; James S. MacLeod, Chairperson; Philip R. McLoughlin; William B. Ogden, IV; Alan Rappaport; R. Keith Walton (ACV only); and Brian T. Zino. Mr. Walton also is an Advisory Member of the Performance Committee for AIO, NCV, NCZ, CBH, NIE and NFJ.
Valuation Committee.   Each Board has adopted a written charter for each Fund’s valuation committee (the “Valuation Committee”). The Valuation Committee is responsible for overseeing determinations of the fair value of each Fund’s portfolio securities on behalf of each Fund’s Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Funds’ administrator regarding fair value made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. The Valuation Committee’s current members are: George R. Aylward; Sarah E. Cogan; Deborah A. DeCotis; F. Ford Drummond; James S. MacLeod; Philip R. McLoughlin; William B. Ogden, IV, Chairperson; Alan Rappaport; R. Keith Walton (ACV only); and Brian T. Zino. Mr. Walton also is an Advisory Member of the Performance Committee for AIO, NCV, NCZ, CBH, NIE and NFJ.
Non-Trustee Officers of the Funds
The officers of the Funds are appointed by the Board. The officers receive no compensation from the Funds, but are also officers of Virtus or the Funds’ administrator, and receive compensation in such capacities. Information about George R. Aylward, the President of the Funds, can be found above within the description of the Trustees’ background.
Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021), AIO, NCV, NCZ, CBH, ACV, NIE and NFJ.	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017) and Vice President (2008 to 2016), Virtus Mutual Fund Family; Senior Vice President (since 2017) and Vice President (2010 to 2016), Virtus Variable Insurance Trust; Senior Vice President (since 2017)

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
and Vice President (2013 to 2016), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021) and Vice President (2016 to 2017), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2017) and Vice President (2016 to 2017), Virtus Total Return Fund Inc. and Virtus Global Multi-Sector Income Fund; and Senior Vice President (2017 to 2019) and Vice President (2016 to 2017), the former Virtus Total Return Fund Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021), AIO, NCV, NCZ, CBH, ACV, NIE and NFJ.	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2006), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President, Chief Financial Officer and Treasurer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Executive Vice President, Chief Financial Officer and Treasurer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Director (since 2019), Virtus Global Funds ICAV; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family;

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Chief Financial Officer and Treasurer (since 2010), Virtus Total Return Fund Inc.; Executive Vice President (2016 to 2019), Senior Vice President (2013 to 2016), Vice President (2012 to 2013), Chief Financial Officer and Treasurer (since 2010), the former Virtus Total Return Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (2016 to 2021), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016) and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust; Director (since 2013), Virtus Global Funds, PLC; and Vice President and Assistant Treasurer (since 2011), Duff & Phelps Utility and Infrastructure Fund Inc.
Engberg, Nancy J. YOB: 1956	Senior Vice President and Chief Compliance Officer (since 2021), AIO, NCV, NCZ, CBH, ACV, NIE and NFJ.	Senior Vice President (since 2017), Vice President (2008 to 2017), Chief Compliance Officer (2008 to 2011 and since 2016) and various officer positions (since 2003), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President and Chief Compliance Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Senior Vice

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
President and Chief Compliance Officer (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc.; Senior Vice President (2017 to 2019), Vice President (2012 to 2017) and Chief Compliance Officer (2012 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2017 and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (2017 to 2021), Vice President (2014 to 2017) and Chief Compliance Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Fromm, Jennifer YOB: 1973	Vice President (since 2021), Assistant Secretary (2021 to 2022) and Chief Legal	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
	Officer, Counsel and Secretary (since 2022), AIO, NCV, NCZ, CBH, ACV, NIE and NFJ.	its subsidiaries; Vice President, Chief Legal Officer, Counsel and Secretary (since 2022), Virtus Stone Harbor Emerging Markets Income Fund and Virtus Stone Harbor Emerging Markets Total Income Fund; Vice President, Chief Legal Officer, Counsel and Secretary (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust and Virtus Strategy Trust; Vice President (since 2021), Assistant Secretary (2021 to 2022) and Chief Legal Officer, Counsel and Secretary (since 2022), Virtus AllianzGI Closed-End Funds; Vice President and Secretary (since 2020), DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. and DTF Tax-Free Income 2028 Term Fund Inc.; Vice President, Chief Legal Officer, Counsel and Secretary (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice President, Chief Legal Officer, Counsel and Secretary (since 2020), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Funds Family; Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, Counsel and Secretary (since 2013), Virtus Alternative Solutions Trust.
Short, Julia R. YOB: 1972	Senior Vice President (since 2021), AIO, NCV, NCZ, CBH, ACV, NIE and NFJ.	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2022), Virtus Stone Harbor

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Emerging Markets Income Fund, Virtus Stone Harbor Emerging Markets Total Income Fund, ETFis Series Trust I and Virtus ETF Trust II; Senior Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Investment Trust, Virtus Strategy Trust and Virtus AllianzGI Closed-End Funds; Senior Vice President (2018 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Senior Vice President (since 2018), Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Senior Vice President (2018 to 2019), the former Virtus Total Return Fund Inc.; Senior Vice President (since 2017), Virtus Mutual Fund Family; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021), AIO, NCV, NCZ, CBH, ACV, NIE and NFJ.	Executive Vice President, Product Management (since 2021) and Executive Vice President and Chief Operating Officer (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2022), Virtus Stone Harbor Emerging Markets Income Fund, Virtus Stone Harbor Emerging Markets Total Income Fund, ETFis Series Trust I and Virtus ETF Trust II; Executive Vice President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust, Virtus Mutual Fund Family, Virtus Investment Trust, Virtus Strategy Trust, Virtus AllianzGI Closed-End Funds, Virtus Global Multi-Sector Income Fund and Virtus Total Return Fund Inc.; Executive Vice President (May to June 2021), Duff &

Name and Year of Birth	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Phelps Select MLP and Midstream Energy Fund Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 (as amended, the “1934 Act”) and Section 30(h) of the 1940 Act require, among other persons, the officers and Trustees of the Funds, Adviser and certain affiliates of the Adviser (“Reporting Persons”) to file reports of ownership of the Funds’ securities and changes in such ownership with the SEC and the NYSE. Reporting Persons are also required by such regulations to furnish the Funds with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Funds and representations of certain Reporting Persons, each Fund believes that all required Section 16(a) ownership reports were filed during its most recent fiscal year.
Information about the Fund’s Independent Registered Public Accountant
The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Fund. In addition, the listing standards of the NYSE vest the Audit Oversight Committee, in its capacity as a committee of the Board, with responsibility for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm. The Funds’ financial statements for the year ended January 31, 2022, have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC has also been selected to perform the audit of the Funds’ financial statements for the fiscal year ending January 31, 2023. Representatives of PwC are not expected to be present at the Annual Meeting.
Audit Oversight Committee Report
The Audit Oversight Committee oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund and operates under a written charter adopted by the Board. The Audit Oversight Committee meets with the Funds’ management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.
In connection with the audit of each Fund’s financial statements for the fiscal year ended January 31, 2022, the Audit Oversight Committee: (1) reviewed and discussed each Fund’s 2022 audited financial statements with Management, (2) discussed with the independent auditors the matters required to be discussed by applicable standards adopted by the Public Company Accounting Oversight Board, (3) received and reviewed the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Oversight Committee concerning independence, and (4) discussed with the independent accountant its independence. Based on the foregoing reviews and discussions, the Audit Oversight Committees recommended to the Boards that each Fund’s audited financial statements be included in each Fund’s Annual Report to Shareholders for the fiscal year ended in 2022.
The Audit Oversight Committee’s Pre-Approval Policies and Procedures
Each Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Funds on an annual basis require specific pre-approval by each Audit Oversight Committee. Each Audit Oversight Committee must also approve other non-audit services provided to each of the Funds and those non-audit services provided to the Funds’ affiliated service providers that relate directly to the operations and financial reporting of the Funds. Certain of these non-audit services that the Board believes are (i) consistent with the SEC’s auditor independence rules and (ii) routine and recurring services that will not impair the independence of the independent auditors may be approved by a Board without consideration on a specific case-by-case basis.
During the fiscal year ended January 31, 2022, all audit, audit-related, tax and non-audit services provided by the Funds’ independent registered public accounting firm to the Adviser or NFJ Group, or any entity controlling, controlled by, or under common control with the Adviser or Subadvisers, were pre-approved by each Fund’s Audit Oversight Committee. For more information about the Funds’ independent registered public accounting firm, see “Additional Information — Independent Auditors.”

Shareholder Communications to the Trustees
Each Board has adopted the following procedures for shareholders and other persons to send communications to the Board. Shareholders and other persons may mail written communications to the full Board, to committees of the Board or to specific individual Trustees in care of the applicable Fund, 101 Munson Street, Greenfield, MA 01301. All such communications received by the Funds will be forwarded to the full Board, the relevant Board committee or the specific individual Trustee, as applicable, except that the Funds may, in good faith, determine that a communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is purely ministerial in nature.
Beneficial Ownership of Securities
As of the Record Date, the Funds’ Trustees and executive officers, as a group, owned less than 1% of the Funds’ outstanding Shares. As of May 23, 2022, the current Trustees owned Shares of each Fund in the following amounts:
Name of Trustee	Dollar Range of Equity Securities in AIO	Dollar Range of Equity Securities in NCV	Dollar Range of Equity Securities in NCZ	Dollar Range of Equity Securities in CBH
Independent Trustees
Sarah E. Cogan	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Deborah A. DeCotis	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	None
F. Ford Drummond	$1 – $10,000	$1 – $10,000	$1 – $10,000	$1 – $10,000
James S. Macleod	$50,001 – $100,000	$50,001 – $100,000	$50,001 – $100,000	None
Philip R. McLoughlin	$1 – $10,000	$1 – $10,000	None	None
William B. Ogden, IV	None	None	None	None
Alan Rappaport	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
R. Keith Walton	None	None	None	None
Brian T. Zino	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	None
Interested Trustee
George R. Aylward	$50,001 – $100,000	$10,001 – $50,000	$10,001 – $50,000	None

Name of Trustee	Dollar Range of Equity Securities in ACV	Dollar Range of Equity Securities in NIE	Dollar Range of Equity Securities in NFJ	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustees in Family of Registered Investment Companies*
Independent Trustees
Sarah E. Cogan	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Deborah A. DeCotis	$1 – $10,000	$1 – $10,000	$1 – $10,000	Over $100,000
F. Ford Drummond	$50,001 – $100,000	$1 – $10,000	$1 – $10,000	Over $100,000
James S. Macleod	None	$10,001 – $50,000	$50,001 – $100,000	Over $100,000
Philip R. McLoughlin	None	$1 – $10,000	None	Over $100,000
William B. Ogden, IV	None	None	None	Over $100,000
Alan Rappaport	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
R. Keith Walton	$1 – $10,000	None	None	Over $100,000
Brian T. Zino	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000	Over $100,000
Interested Trustee
George R. Aylward	$10,001 – $50,000	$50,001 – $100,000	$50,001 – $100,000	Over $100,000

*
The term, “Family of Registered Investment Companies”, means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

Board and Committee Meetings
The Funds have not established a policy with respect to Trustee attendance at annual shareholder meetings. Six meetings of the Board were held during the year ended January 31, 2022.
Six meetings of the Audit Oversight Committee, five meetings of the Governance and Nominating Committee, four meetings of the Compliance and Risk Oversight Committee, four meetings of the Contracts Committee, four meetings of the Performance Committee and four meetings of the Valuation Committee, were held during the year ended January 31, 2022.
During the year ended January 31, 2022, each Trustee of the Funds attended at least 75% of the total number of Board meetings and committee meetings of which such Trustee was a member.
Compensation of Independent Trustees and Advisory Board Member
The following table provides information regarding the aggregate compensation paid to the Independent Trustees and Advisory Board Member for the fiscal year ended January 31, 2022. For the calendar year ended December 31, 2021, the Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same

Fund Complex as the Funds. The Trustees do not currently receive any pension or retirement benefits from the Funds or other funds in the Fund Complex. The Interested Trustee does not receive compensation from the Funds or other funds in the Fund Complex.
Name of Trustee	Aggregate Compensation from ACV	Aggregate Compensation from NIE	Aggregate Compensation from NFJ	Aggregate Compensation from NCV
Sarah E. Cogan	$6,072	$14,764	$25,109	$9,279
Deborah A. DeCotis	$5,205	$12,655	$21,522	$7,953
F. Ford Drummond	$5,638	$13,709	$23,315	$8,616
Hans W. Kertess(1)	$10,244	$24,685	$42,026	$15,775
James S. MacLeod	$13,879	$33,745	$57,392	$21,209
Philip R. McLoughlin(2)	$5,205	$12,655	$21,522	$7,953
William B. Ogden, IV	$13,445	$32,691	$55,598	$20,547
Alan Rappaport	$15,180	$36,909	$62,772	$23,198
Davey S. Scoon(1)	$11,268	$27,153	$46,229	$17,352
R. Keith Walton(2)	$1,107	$2,781	$4,712	$1,644
Brian T. Zino(2)	$5,481	$13,350	$22,700	$8,364
Name of Trustee	Aggregate Compensation from NCZ	Aggregate Compensation from CBH	Aggregate Compensation from AIO	Total Compensation from the Funds and Fund Complex(3)
Sarah E. Cogan	$7,009	$3,106	$16,328	$302,500
Deborah A. DeCotis	$6,007	$2,662	$13,996	$293,333
F. Ford Drummond	$6,508	$2,884	$15,162	$297,917
Hans W. Kertess(1)	$11,915	$5,303	$27,553	$137,500
James S. MacLeod	$16,020	$7,099	$37,322	$146,668
Philip R. McLoughlin(2)	$6,007	$2,662	$13,996	$671,917
William B. Ogden, IV	$15,519	$6,877	$36,156	$142,083
Alan Rappaport	$17,522	$7,765	$40,821	$160,417
Davey S. Scoon(1)	$13,106	$5,833	$30,308	$151,250
R. Keith Walton(2)	$1,241	$541	$2,975	$316,667
Brian T. Zino(2)	$6,318	$2,797	$14,740	$345,833

(1)
Mr. Kertess and Mr. Scoon each retired effective December 31, 2021.

(2)
Effective January 1, 2022, (i) Mr. McLoughlin was appointed as a Trustee of CBH and NCV, (ii) Mr. Zino was appointed as a Trustee of the Funds and (iii) Mr. Walton was appointed as a Trustee of ACV and an Advisory Board Member of AIO, CBH, NCV, NCZ, NIE and NFJ.

(3)
The “Fund Complex” includes those registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or for which the Fund’s Adviser or an affiliate of the Adviser, including NFJ Group, serves as investment adviser.

VOTING REQUIREMENTS AND OTHER INFORMATION
Voting Requirements
Voting requirements for each proposal are outlined within the discussion supporting each respective proposal. For purposes of the Annual Meeting, a quorum for each of NIE and NFJ will consist of the presence in person (virtually) or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. A quorum for each of NCV and NCZ at the Annual Meeting will consist of the presence in person (virtually) or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at Meeting, except that, (i) where the Common Shares will vote as a separate class, then 30% of such Common Shares entitled to vote will be necessary to constitute a quorum for the transaction of business by such Common Shares and (ii) where the Preferred Shares will vote as a separate class, 30% of the votes represented by such Preferred Shares entitled to vote will be necessary to constitute a quorum for the transaction of business by such Preferred Shares, with each Preferred Share entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share. A quorum for ACV, CBH or AIO at its Meeting will consist of the presence in person (virtually) or by proxy of thirty-three and one-third percent (33 1∕3%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 33 1∕3% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class.
Shares present in person (virtually) or represented by proxy at the Annual Meeting and abstentions will be included in determining the existence of a quorum at the Annual Meeting. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker “non-vote.” Proxies that reflect broker non-votes will also be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposals 1a-1bb to elect Trustees, where the vote required to approve is the affirmative vote of a plurality of votes cast, broker non-votes or abstentions have no effect because they are not a vote cast. Thus, they are disregarded in determining the “votes cast” on the particular issue.
Signed but unmarked proxies will be voted in accordance with the Board’s recommendation for each Proposal.
Adjournment
If the quorum required for a Proposal has not been met, the persons named in the proxies may propose adjournment of the Annual Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund to be adjourned.
Where the Common Shares will vote as a separate class, the affirmative vote of a plurality of Common Shares present in person (virtually) or by proxy at the session of the Annual Meeting to be adjourned will be necessary to adjourn the Annual Meeting with respect to such Common Shares. Where the Preferred Shares will vote as a separate class, the affirmative vote of a plurality of votes represented by the Preferred Shares present in person (virtually) or by proxy at the session of the Annual Meeting to be adjourned will be necessary to adjourn the Annual Meeting with respect to such Preferred Shares, with each Preferred Share of NCV and NCZ entitling its holder to one vote per $25.00 in liquidation preference represented by such Preferred Share. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Annual Meeting for which sufficient favorable votes have been received by the time of the Annual Meeting will be acted upon and such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended by the Fund’s Board for approval by shareholders, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

ADDITIONAL INFORMATION ABOUT THE ANNUAL MEETING
AND THE FUNDS
Further Information About Voting and the Annual Meeting
Instructions regarding how to vote via telephone or the Internet are included on the proxy card. The required control number for Internet and telephone voting is printed on the proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.
In the event that the Funds solicit votes by having calls placed by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm, authorization to permit execution of proxies may be obtained by the representatives of the proxy solicitation firm receiving telephonic instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Funds believe are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.
Only shareholders or their duly appointed proxy holders can attend (virtually) the Annual Meeting and any adjournment or postponement thereof. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions by visiting: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and entering the control number found in the shaded box of your proxy card.
If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on July 7, 2022.
You will receive a confirmation of your registration by email after we receive your registration materials.
Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.
The online meeting will begin promptly at 3:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion.
Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending (virtually) and voting at the Annual Meeting. Merely attending the Annual Meeting (virtually), however, will not revoke any previously submitted proxy.
The Board has fixed the close of business on May 23, 2022, as the record date for the determination of shareholders of the Funds entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights subject to the following exceptions. The election of the Preferred Shares Trustees of NCV, NCZ and ACV will be voted on exclusively by the applicable Fund’s Preferred Shareholders. For NCV and NCZ, with regard to any matter where holders of Preferred Shares are entitled to vote as a class separate from holders of Common Shares, including the election of Preferred Shares Trustees, each Preferred Share will entitle its holder to one vote for every $25.00 in liquidation preference represented by such Preferred Share (and any fraction of $25.00 shall be entitled to a proportionate fractional vote). For ACV, Preferred Shares will entitle their holders to one vote per share in the election of the Preferred Shares Trustees. On each other proposal to be brought before the Annual Meeting (including the election of the nominees other than the Preferred Shares Trustees by all Shareholders), the Preferred Shareholders of each of NCV, NCZ and ACV will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. As of the Record Date, NCV and NCZ each had outstanding series of Auction Rate Preferred Shares with liquidation preference of $25,000 per share and Cumulative Preferred Shares with liquidation preference of $25.00 per share.
Expenses and Proxy Solicitation
The Funds will bear the expense of the Annual Meeting, including preparation, printing and mailing of the enclosed form of proxy, accompanying Notice of Annual Meeting and this Proxy Statement. Each Fund will bear one-half of such expenses, except for mailing expenses, which are paid by each Fund based on its actual mailing expenses to its shareholders. Each Fund, upon request, will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of that Fund’s Shares. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone or personal interviews by officers or employees of the Funds and/or Adviser, or their affiliates, or representatives of a proxy solicitation firm. The Funds’ officers will not receive any additional compensation for such solicitation, though a proxy solicitation firm (if one is used) will. The Funds will bear 100% of solicitation costs, if any.
Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address. The Proxy Statement is also available at https://www.proxy-direct.com/vir-32775.
Adviser and Subadvisers
Virtus Investment Advisers, Inc. (the “Adviser”) acts as investment adviser to the Funds. The Adviser is responsible for overseeing the investment management and administration services provided to the Fund. The Adviser is located at One Financial Plaza, Hartford, CT 06103. The Adviser has delegated the day-to-day portfolio management of all the Funds except NFJ to one Subadviser: AllianzGI US; and the day-to-day portfolio management of NFJ to two Subadvisers: AllianzGI US and NFJ Group. NFJ Group is an affiliate of the Adviser and, like the Adviser, an indirect wholly owned subsidiary of Virtus. NFJ Group is located at 2100 Ross Avenue, Suite 700, Dallas, TX 75201. AllianzGI US is located at 1633 Broadway, New York, New York 10019, and is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European-based multinational insurance and financial services holding company.
Administrator
Virtus Fund Services, LLC (the “Administrator” or “Virtus Fund Services”) serves as the administrator for the Funds. The Administrator’s principal business office is located at One Financial Plaza, Hartford, CT 06103. The Administrator is an indirect wholly owned subsidiary of Virtus.

Independent Auditors Fees
The aggregate fees paid to PwC in connection with each Fund’s annual audit for fiscal years 2022 and 2021 were as follows:
Fund	Fiscal Year Ended	Audit Fees	Audit-Related Fees*	Tax Fees**	All Other Fees
AIO	January 31, 2022	$40,500	$2,158	$14,950	$0
AIO	January 31, 2022	$72,520	$0	$12,000	$0
NCV	January 31, 2022	$44,000	$19,158	$14,950	$0
NCV	January 31, 2022	$83,356	$17,738	$12,000	$0
NCZ	January 31, 2022	$44,000	$19,158	$14,950	$0
NCZ	January 31, 2022	$80,459	$17,738	$12,000	$0
CBH	January 31, 2022	$44,000	$19,158	$14,950	$0
CBH	January 31, 2022	$74,500	$17,738	$12,000	$0
ACV	January 31, 2022	$40,500	$2,289	$14,950	$0
ACV	January 31, 2021	$75,993	$0	$12,000	$0
NIE	January 31, 2022	$40,500	$2,833	$14,950	$0
NIE	January 31, 2021	$66,503	$0	$12,000	$0
NFJ	January 31, 2022	$40,500	$3,501	$14,950	$0
NFJ	January 31, 2021	$78,671	$0	$12,000	$0

*
“Audit-Related Fees” are those related to performance of the audit and review of each Fund’s financial statements not disclosed under “Audit Fees.”

**
“Tax Fees” are those primarily associated with review of each Fund’s tax provision and Regulated Investment Company qualification in connection with audits of each Fund’s financial statements, review of year-end distributions by each Fund to avoid excise tax, periodic discussion with management on tax issues affecting each Fund, and reviewing and signing each Fund’s federal income and excise tax returns.

All of the services described in the table above were approved by the Funds’ Audit Oversight Committee pursuant to its policies and procedures.
With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees that were approved by the Audit Oversight Committee pursuant to the de minimis exception for the Funds’ last two fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves. There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Principal Shareholders
As of May 23, 2022, to the best of each Fund’s knowledge, no person beneficially owns more than five percent of the outstanding shares of each Fund’s Shares other than as listed in the below table. This information is primarily based on publicly available Schedule 13D and 13G disclosures filed with the SEC.
Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Common Shares of CBH	Morgan Stanley 1585 Broadway New York, NY 10036	1,034,495	5.66%
Common Shares of CBH	Punch & Associates Investment Management Inc.7701 France Ave South, Suite 300 Edina MN 55435	939,219	5.14%
Preferred Shares of NCV	UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	8,056	67.83%(1)
Cumulative Preferred Shares of NCV	RiverNorth Capital Management LLC 325 N. LaSalle Street, Suite 645 Chicago, IL 60654	331,750	8.29%
Cumulative Preferred Shares of NCV	Louisiana Workers Compensation Corp 2237 South Acadian Thruway Baton Rouge LA 70808	324,146	8.10%
Cumulative Preferred Shares of NCV	Fidelity National Financial, Inc., 601 Riverside Ave, Jacksonville, FL 32204	231,936	5.80%
Cumulative Preferred Shares of NCV	Americo Financial Life & Annuity Ins PO Box 410288 Kansas City MO 64141-0288	215,000	5.38%
Common Shares of NCV	Bank of America Corp 100 N Tryon St Charlotte NC 28255	4,719,727	5.22%
Preferred Shares of NCZ	UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	5,636	52.35%(1)
Cumulative Preferred Shares of NCZ	Fidelity National Financial, Inc., 601 Riverside Ave, Jacksonville, FL 32204	475,000	10.89%
Preferred Shares of ACV	Metropolitan Life Insurance Co/NY One MetLife Way Whippany, NJ 07981	1,200,000	100%

Title of Class	Name and Address of Beneficial Ownership	No. of Shares	Percent of Class
Common Shares of ACV	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	646,535	6.24%
Common Shares of ACV	Advisors Asset Management Inc. 18925 Base Camp Road Monument CO 80132	560,706	5.50%
Common Shares of NIE	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,420,006	5.12%
Common Shares of NFJ	Parametric Portfolio Associates LLC 800 Fifth Avenue, Suite 2800 Seattle, WA 98104	7,748,300	8.17%

(1)
Ownership percentages shown are equal to the number of votes attributable to shareholder’s Preferred Shares divided by the total votes attributable to all Preferred Shares. As described above under “Further Information about Voting and the Annual Meeting,” the Auction Rate Preferred Shares and Cumulative Preferred Shares have liquidation preferences of $25,000 per share and $25.00 per share, respectively, and are entitled to one vote per $25.00 in liquidation preference. For NCV, as of the Record Date, UBS Group AG’s Preferred Shares represented 90.23% of NCV’s Auction Rate Preferred Shares outstanding and 17.84% of NCV’s Cumulative Preferred Shares outstanding. For NCZ, as of the Record Date, UBS Group AG’s Preferred Shares represented 86.73% of NCZ’s Auction Rate Preferred Shares outstanding and 1.09% of Cumulative Preferred Shares.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting
This Proxy Statement, each Fund’s most recent Annual Report, the form of proxy and the Notice of Annual Meeting (the “Proxy Materials”) are available to you on the Internet at https://www.proxy-direct.com/vir-32775. These Proxy Materials will be available on the internet through the day of the Annual Meeting and any adjournments thereof.
No Dissenters’ Rights
Shareholders have no rights under applicable law or any Fund’s Charter and/or Bylaws to exercise dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Meeting.

Deadline for Shareholder Proposals
It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in July 2023. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for a Fund intended to be presented at the annual meeting for the 2023-2024 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the applicable Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by the Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which the Fund first mailed its proxy materials for the prior year’s Shareholder meeting; provided that, if, in accordance with applicable law, the upcoming Shareholder meeting is set for a date that is not within 30 days from the anniversary of the Fund’s prior Shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming Shareholder meeting date or (ii) the 10th business day following the date such upcoming Shareholder meeting date is first publicly announced or disclosed.
Assuming the next annual meeting is ultimately scheduled to be within 30 days of the July 12 anniversary of this year’s meeting, such proposals must be received no earlier than April 9, 2023 and no later than April 24, 2023. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. If a Shareholder who wishes to present a proposal fails to notify the Fund within the dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.
For additional requirements, shareholders may refer to the Bylaws of each Fund, a current copy of which may be obtained without charge upon request from the Funds’ Secretary. If a Fund does not receive timely notice pursuant to the Bylaws, the proposal will be excluded from consideration at the meeting.

Other Matters
The management of the Funds knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.
Very truly yours,
JENNIFER S. FROMM
Secretary
Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund
Virtus AllianzGI Convertible & Income Fund Virtus AllianzGI Convertible & Income Fund II Virtus AllianzGI Convertible & Income
2024 Target Term Fund
Virtus AllianzGI Diversified Income & Convertible Fund
Virtus AllianzGI Equity & Convertible Income Fund
Virtus Dividend, Interest & Premium
Strategy Fund.
May 31, 2022

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: www.meetnow.global/MWAVQWH on July 12 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY CARD VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. AIO_32775_050522 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1a, 1b, 1c and 1d. FOR AGAINST ABSTAIN 1a. Election of Trustee (Class III): FOR WITHHOLD George R. Aylward 1b. Election of Trustee (Class III): FOR WITHHOLD 01. Sarah E. Cogan 1c. Election of Trustee (Class III): FOR WITHHOLD 01. Deborah A. DeCotis 1d. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx AIO 32775 xxxxxxxx FOR AGAINST ABSTAIN

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: www.meetnow.global/MWAVQWH, on July 12 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY CARD VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus AllianzGI Convertible & Income Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus AllianzGI Convertible & Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCV_32775_050522 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1e, 1g and 1h. 1e. Election of Trustee (Class I): FOR WITHHOLD William B. Ogden, IV 1g. Election of Trustee (Class I): FOR WITHHOLD 01. Alan Rappaport 1h. Election of Trustee (Class III): FOR WITHHOLD 01. Brian T. Zino Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCV1 32775 xxxxxxxx FOR AGAINST ABSTAIN

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours Please detach at perforation before mailing. PROXY CARD VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 PREFERRED STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of preferred stock of Virtus AllianzGI Convertible & Income Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus AllianzGI Convertible & Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCV_32775_052722_Pref PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1e, 1f, 1g and 1h. 1e. Election of Trustee (Class I): FOR WITHHOLD William B. Ogden, IV 1f. Election of Trustee (Class I): FOR WITHHOLD Philip R. McLoughlin 1g. Election of Trustee (Class I): FOR WITHHOLD 01. Alan Rappaport 1h. Election of Trustee (Class III): FOR WITHHOLD 01. Brian T. Zino Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCV2 32775 xxxxxxxx FOR AGAINST ABSTAIN

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: www.meetnow.global/MWAVQWH on July 12 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY CARD VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus AllianzGI Convertible & Income Fund II, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus AllianzGI Convertible & Income Fund II. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCZ_32775_050522 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. Xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A A.Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1j, 1k and 1l. 1j. Election of Trustee (Class I): FOR WITHHOLD William B. Ogden, IV 1k. Election of Trustee (Class I): FOR WITHHOLD 01. Alan Rappaport 1l. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCZ1 32775 xxxxxxxx FOR AGAINST ABSTAIN

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: www.meetnow.global/MWAVQWH on July 12 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours Please detach at perforation before mailing. PROXY CARD VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 PREFERRED STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of preferred stock of Virtus AllianzGI Convertible & Income Fund II, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus AllianzGI Convertible & Income Fund II. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NCZ_32775_052722_Pref PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1i, 1j, 1k and 1l. 1i. Election of Trustee (Class I): FOR WITHHOLD Sarah E. Cogan 1j. Election of Trustee (Class I): FOR WITHHOLD William B. Ogden, IV 1k. Election of Trustee (Class I): FOR WITHHOLD 01. Alan Rappaport 1l. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NCZ 2 32775 xxxxxxxx FOR AGAINST ABSTAIN

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: www.meetnow.global/MWAVQWH on July 12 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours Please detach at perforation before mailing. PROXY CARD VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus AllianzGI Convertible & Income 2024 Target Term Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus AllianzGI Convertible & Income 2024 Target Term Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. CBH_32775_050522 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. Xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1m, 1n, 1o and 1p. 1m. Election of Trustee (Class II): FOR WITHHOLD F. Ford Drummond 1n. Election of Trustee (Class II): FOR WITHHOLD 01. James S. MacLeod 1o. Election of Trustee (Class I): FOR WITHHOLD 01. Philip R. McLoughlin 1p. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx CBH 32775 xxxxxxxx FOR AGAINST ABSTAIN

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: www.meetnow.global/MWAVQWH on July 12 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY CARD VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 COMMON STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus AllianzGI Diversified Income & Convertible Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus AllianzGI Diversified Income & Convertible Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ACV_32775_052722 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. Xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1q, 1r and 1s. 1q. Election of Trustee (Class I): FOR WITHHOLD William B. Ogden, IV 1r. Election of Trustee (Class I): FOR WITHHOLD 01. Alan Rappaport 1s. Election of Trustee (Class II): FOR WITHHOLD 01. R. Keith Walton Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ACV1 32775 xxxxxxxx FOR AGAINST ABSTAIN

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VIRTUAL MEETING at the following Website: www.meetnow.global/MWAVQWH on July 12 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours Please detach at perforation before mailing. PROXY CARD VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 PREFERRED STOCK THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of preferred stock of Virtus AllianzGI Diversified Income & Convertible Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus AllianzGI Diversified Income & Convertible Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. ACV_32775_052722_Pref PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1q, 1r, 1s and 1t. 1q. Election of Trustee (Class I): FOR WITHHOLD William B. Ogden, IV 1r. Election of Trustee (Class I): FOR WITHHOLD Alan Rappaport 1s. Election of Trustee (Class II): FOR WITHHOLD 01. R. Keith Walton 1t. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx ACV2 32775 xxxxxxxx FOR AGAINST ABSTAIN

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VIRTUAL MEETING at the following Website: www.meetnow.global/MWAVQWH on July 12 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours Please detach at perforation before mailing. PROXY CARD VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 COMMON THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus AllianzGI Equity & Convertible Income Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus AllianzGI Equity & Convertible Income Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NIE_32775_050522 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1u, 1v, 1w and 1x. 1u. Election of Trustee (Class III): FOR WITHHOLD George R. Aylward 1v. Election of Trustee (Class III): FOR WITHHOLD 01. Sarah E. Cogan 1w. Election of Trustee (Class III): FOR WITHHOLD 01. Deborah A. DeCotis 1x. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NIE 32775 xxxxxxxx FOR AGAINST ABSTAIN

EVERY VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VIRTUAL MEETING at the following Website: www.meetnow.global/MWAVQWH, on July 12 at 3:30 p.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY CARD VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 12, 2022 COMMON THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned hereby appoints Jennifer Fromm, George R. Aylward and W. Patrick Bradley, and each of them with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MWAVQWH on July 12, 2022 at 3:30 p.m. Eastern Time and at any and all adjournments thereof (the “Meeting”), to vote all shares of common stock of Virtus Dividend, Interest & Premium Strategy Fund, which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. This proxy is solicited on behalf of the Board of Trustees of Virtus Dividend, Interest & Premium Strategy Fund. This proxy card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this proxy will be voted “FOR” the Proposals. The undersigned hereby acknowledges receipt of the accompanying Notice of Joint Annual Meeting and Joint Proxy Statement for the Meeting. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 To change the address on your account, please check the box at right and indicate your new address in the address space below. Please note that changes to the registered name(s) on the account may not be submitted via this method. NFJ_32775_050522 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held virtually on July 12, 2022 The Joint Proxy Statement is available at: https://www.proxy-direct.com/vir-32775 IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals The Board of Trustees recommends a vote “FOR” the following nominees in proposals 1y, 1z, 1aa and 1bb. 1y. Election of Trustee (Class II): FOR WITHHOLD George R. Aylward 1z. Election of Trustee (Class II): FOR WITHHOLD 01. Deborah A. DeCotis 1aa. Election of Trustee (Class II): FOR WITHHOLD 01. Philip R. McLoughlin 1bb. Election of Trustee (Class I): FOR WITHHOLD 01. Brian T. Zino Transact such other business as may properly come before the Meeting, or any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx NFJ 32775 xxxxxxxx FOR AGAINST ABSTAIN